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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):             January 16, 1997
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                                Sealy Corporation
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-8738               36-3284147
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 (State or Other Jurisdiction         (Commission          (I.R.S. Employer
       of Incorporation)              File Number)       Identification Number)


     520 Pike Street                    Seattle, Washington           98101
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     (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:               (206) 625-1233
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.    OTHER EVENTS

         (a) Effective January 16, 1997, Sealy Corporation, a Delaware corporation (the "Company") sold its wholly-owned subsidiary, Woodstuff Manufacturing, Inc., which manufactures and markets wooden furniture under the brand name "Samuel Lawrence." A press release announcing this sale was issued by the Company on January 21, 1997 and is filed as Exhibit 99.1 to this Report.

         (b) On January 24, 1997, the Company announced certain financial results for the Company's fiscal year ended December 1, 1996, and commenced a solicitation of the holders (the "Noteholders") of the Company's 9 1/2% Senior Subordinated Notes due 2003 (the "Notes"), to obtain the consent of the Noteholders to certain amendments to the indenture governing the Notes. A press release announcing the aforementioned financial results and the commencement of the solicitation of the Noteholders was issued by the Company on January 24, 1997 and is filed as Exhibit 99.2 to this Report.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.
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

                      Exhibit No.
                      -----------
                         99.1        Press Release of the Company dated
                                       January 21, 1997
                         99.2        Press Release of the Company dated
                                       January 24, 1997



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SEALY CORPORATION


                                         By: /s/ Thomas M. Forman
                                            ------------------------------------
                                             Thomas M. Forman
                                             Vice President and General Counsel


Date:   January 27, 1997
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